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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1
Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 12, 2002

PHOTON DYNAMICS, INC.
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

000-27234 (Commission File No.)	94-3007502 (IRS Employer Identification No.)

17 Great Oaks Boulevard
San Jose, CA 95119-1202
(Address of principal executive offices and zip code)

(408) 360-3550
Registrant's telephone number, including area code:

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On July 12, 2002, Photon Dynamics, Inc., a California corporation, ("Photon") completed the purchase of certain assets from ART Advanced Research Technologies Inc., a corporation incorporated under the laws of the Province of Quebec, Canada, ("ART") pursuant to an Asset Purchase Agreement between Photon and ART (the "Purchase Agreement"). Under the terms of the Purchase Agreement and related agreements, Photon paid $5,500,000 in cash for certain assets and assumed certain liabilities related to ART's Infrared Screening and Inspection Solutions ("ISIS") Division. The funds used to purchase the assets of ART came directly out of Photon's working capital. The terms of the Purchase Agreement, including the purchase price, were determined through arms-length negotiations between Photon and ART. The ART assets acquired, including the personnel, technology and inventory, were used by ART in the design, manufacture and sale of the ISIS infrared verification systems. Photon intends to continue the use of the ART assets, in addition to its efforts to utilize the assets and technology for other products and technologies.

        Photon is a leading global supplier of integrated yield management solutions for the display, electronics and glass markets. Photon's patented image acquisition and image processing technology, electro-optical design, and systems engineering expertise are currently used for test, repair and inspection of flat panel displays; inspection of cathode ray tube displays and automotive glass; and inspection of printed wiring assemblies and advanced semiconductor packaging.

        ART is a North-American company that is involved in the research, design, development, and marketing of optical technologies used in the detection of anomalies in the biomedical sector.

        The description contained in this Item 2 of the transactions consummated pursuant to the terms of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached to this report as Exhibit 2.1. Copies of the press releases by Photon announcing the transactions described above are attached hereto as Exhibits 99.1 and 99.2, respectively.

ITEM 7. EXHIBITS.

(a)  Financial Statements of Businesses Acquired

        The Financial Information required to be filed pursuant to Item 7(a) of Form 8-K was not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

(b)  Pro Forma Financial Information

        The Pro Forma Financial Information required to be filed pursuant to Item 7(b) of Form 8-K was not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

(c)  Exhibits

2.1	Asset Purchase Agreement between Photon Dynamics, Inc. and ART Advanced Research Technologies Inc., dated July 2, 2002.
99.1	Press Release of Photon dated July 3, 2002.
99.2	Press Release of Photon dated July 15, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PHOTON DYNAMICS, INC.

Dated: July 26, 2002	By:	/s/ RICHARD L. DISSLY
Richard L. Dissly Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit
2.1	Asset Purchase Agreement between Photon Dynamics, Inc. and ART Advanced Research Technologies Inc., dated July 2, 2002.
99.1	Press Release of Photon dated July 3, 2002.
99.2	Press Release of Photon dated July 15, 2002.

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  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
  ITEM 7. EXHIBITS.
SIGNATURE
EXHIBIT INDEX